EXHIBIT 10.132

This instrument prepared by

and should be returned to:

Charles J. Benvenuto, P.C.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attn:  Eugene J. Filice, Esq.

ABOVE SPACE IS FOR RECORDING PURPOSES ONLY

FIRST MORTGAGE AND SECURITY AGREEMENT (7.86 acre parcel)

THIS MORTGAGE, made as of the 29th day of September, 2006, between Fourth Quarter Properties 124, LLC, a Georgia limited liability company, having an office at 45 Ansley Drive

Newnan, Georgia 30263 (the "Mortgagor"), and IA Orlando Sand, L.L.C., a Delaware limited liability company (the "Mortgagee"), having its principal offices at 2901 Butterfield Road, Oak Brook, Illinois  60523.

WITNESSETH, that to secure the payment when and as due and payable of an indebtedness in the sum of Forty One Million Four Hundred Seventy Seven Thousand Sixty Two and 84/100 Dollars ($41,477,062.84) in lawful money of the United States to be paid with interest thereon in installments, the last of which is due and payable on December 1, 2006 (subject to Mortgagor’s option to extend the maturity date for one, three month extension term, in which event the maturity date may be extended until March 30, 2007, subject to the conditions set forth in the Note as hereafter defined), according to a certain note or obligation (collectively the "Note") bearing even date herewith from Mortgagor to Mortgagee, and any extensions and renewals thereof, in whole or in part, and any and all other sums which may be at any time due or owing or required to be paid as herein or in the Note or in other instruments securing the Note provided, and to secure the performance and observance of all the covenants, provisions and agreements herein and in the Note contained (whether or not the Mortgagor is personally liable for such payment, performance and observance) and in consideration of the premises and Ten Dollars ($10.00) in hand paid by the Mortgagee to the Mortgagor, and for other good and valuable considerations, the receipt and sufficiency of all of which are hereby acknowledged by the Mortgagor, the Mortgagor hereby warrants, grants, sells, conveys, mortgages, pledges and assigns to the Mortgagee and to its successors and assigns:

All that certain lot, piece or parcel of land together with all buildings and improvements of every kind and description, heretofore, or hereafter erected or placed thereon, situate, lying and being in Orange County, State of Florida, as described in Exhibit "A" attached hereto and made a part hereof (the "Premises").

TOGETHER with all and singular the tenements, hereditaments, privileges, easements, rights of way, strips and gores of land, licenses and appurtenances now or hereafter thereunto belonging or in any way appertaining, and the reversion or reversions, remainder and remainders, rents, revenues, income, receipts, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of the Mortgagor, of, in and to the same and of, in and every part and parcel thereof.

TOGETHER with all right, title and interest of the Mortgagor, if any, in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Mortgagor; in and to the land lying in the bed of any street, road, alley or avenue, opened or proposed or hereafter vacated, in front of or adjoining the Premises to the center line thereof or used to provide a means of access to the Premises; in and to adjacent sidewalks, alleys, streets and vaults and all underground and overhead passageways; and any and all rights and interests of every name and nature now or hereafter owned by the Mortgagor forming a part of and/or used in connection with the Premises and/or the operation and convenience of the buildings and improvements located thereon; and in and to the air space and the rights of use thereof above the Premises; and in and to water and mineral rights.

TOGETHER with all machinery, apparatus, equipment, fittings, fixtures, building materials, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Premises or any part thereof and used or usable in connection with any present or future operation of the Premises (hereinafter called "Equipment") and now owned or hereafter acquired by the Mortgagor, including, but without limiting the generality of the foregoing, all heating, lighting, laundry, incinerating and power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire-prevention, fire-extinguishing, refrigerating, ventilating and communications apparatus and electronic monitoring equipment, air-cooling and air-conditioning apparatus, elevators, escalators, shades, awnings, screens, storm doors and windows, stoves, wall beds, refrigerators, attached cabinets, partitions, ducts and compressors, all window and structural cleaning rigs, and all renewals, replacements or articles in substitution therefor of any of the Equipment and all of the right, title and interest of the Mortgagor in and to any Equipment which may be subject to any title retention or security agreement superior in lien to the lien of this Mortgage.  It is understood and agreed that all Equipment is appropriated to the use of the Premises and, whether affixed or annexed or not, for the purpose of this Mortgage shall be deemed conclusively to be conveyed hereby.  The Mortgagor agrees to execute and deliver from time to time, such further instruments as may be requested by the Mortgagee to confirm the lien of this Mortgage on any Equipment.

TOGETHER with any and all awards or payments, judgments, settlements and other compensation hereafter made including interest thereon, and the right to receive the same, which may be made with respect to the Premises as a result of (a) the exercise of the right of condemnation or eminent domain, or (b) the alteration of the grade of any street, or (c) any other injury to or decrease in the value of the Premises or to any part thereof or any building or other improvement now or hereafter located thereon or easement or other appurtenance thereto to the extent of all amounts which may be secured by this Mortgage at the date of receipt by the Mortgagee of any such award or payment and of the counsel fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment.  The Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by the Mortgagee to confirm such assignment to the Mortgagee of any such award or payment.

TOGETHER with all leasehold estates, right, title and interest of Mortgagor in any and all leases, subleases, management agreements, arrangements, concessions, or agreements, written or oral, relating to the use and occupancy of the Premises and improvements or any portion thereof located thereon, now or hereafter existing or entered into including without limitation all security deposits and all deposits and escrows for real estate taxes.

TOGETHER with all goodwill, trade names, option rights, purchase contracts, books and records and general intangibles relating to the Premises, the improvements thereon or the Equipment and all accounts, contract rights, instruments, chattel paper and other rights of Mortgagor for payment of money, for property sold or lent, for services rendered, for money lent, or for advances or deposits made, and any other intangible property of the Mortgagor related to the Premises or the improvements thereon or the Equipment, and all accounts and monies held in possession of Mortgagee for the benefit of Mortgagor.

TOGETHER with all rents, issues and profits, royalties, avails, income and all other benefits derived or owned by Mortgagor directly or indirectly from the Premises or improvements thereof for so long and during all such times as Mortgagor may be entitled thereto (which are pledged primarily and on a parity with the Premises and not secondarily).

TOGETHER with all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Mortgagor now has or may hereinafter acquire in the Premises.

TO HAVE AND TO HOLD the above warranted, granted, sold, conveyed, mortgaged, pledged, assigned and described Premises and all the buildings, improvements, appurtenances, Equipment, intangibles, properties, rights, interests, rents, issues, profits and all other compensation hereinabove described, unto the Mortgagee, its successors and assigns, forever, Mortgagor hereby releasing and waiving all rights under and by virtue of the homestead provisions of the State of Florida and all right to retain possession of the Premises after any default in or breach of the conditions, covenants or provisions herein contained.

PROVIDED ALWAYS, and these presents are upon this express condition, that if the Mortgagor and the heirs, executors, administrators, successors or assigns of the Mortgagor shall well and truly pay unto the Mortgagee, its successors or assigns, the sum of money stated in the Note, the interest thereon, and any and all other sums secured hereby, at the time and in the manner set forth in the Note, and shall well and truly abide by and comply with each and every covenant and condition set forth herein or in the Note, and in any and all other instruments evidencing or securing the Note (collectively referred to herein as the "Other Loan Documents"), then these presents and the estate hereby granted shall cease, determine and be void.

AND the Mortgagor covenants with the Mortgagee as follows:

1.

Duty of Payment

.  That the Mortgagor will duly and promptly pay each and every installment of the principal of and interest on the Note, and all other sums hereby secured, as the same become due, and will duly perform and observe all of the covenants, agreements and provisions herein or in the Note or in the Other Loan Documents provided on the part of the Mortgagor to be performed and observed.

1)

i)

Insurance and Casualty.  That the Mortgagor will keep the buildings and all other improvements on the Premises, and the Equipment, insured for the benefit of the Mortgagee against loss, damage or destruction by fire, flood ( if available and required under the National Flood Act of 1986, as amended), lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke as provided by the Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Extended Coverage Endorsement all in amounts approved from time to time by the Mortgagee but not less than the amount of the Note or 100% of full replacement cost, whichever is greater, together with an agreed amount endorsement with separate values for each building and improvement, and when and to the extent required by the Mortgagee, against any other risk insured against by persons operating like properties in the locality of the Premises; the Policy shall include coverage against acts of terrorism; that prior to completion of construction of the improvements on the Premises, Mortgagor shall provide Builder's Risk Insurance in such amounts and in the form required by Mortgagee; that all insurance herein provided for shall be in form, content, amounts and in companies approved by the Mortgagee with all premiums thereon paid not less than yearly in advance with evidence of payment thereof delivered to Mortgagee on demand; that regardless of the types or amounts of insurance required and approved by the Mortgagee, the Mortgagor will assign and deliver to the Mortgagee all policies of insurance which insure against any loss, damage or destruction to the Premises and the Equipment, as collateral and further security for the payment of the money secured by this Mortgage, with loss payable to the Mortgagee pursuant to the Illinois Standard or other mortgagee clause satisfactory to the Mortgagee without contribution, and notwithstanding any acts or omissions of Mortgagor and with standard waiver of subrogation endorsements; that not less than thirty (30) days prior to the expiration dates of each policy required of the Mortgagor pursuant to this Article, the Mortgagor will deliver to the Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Mortgagee; and that the aforesaid insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Mortgagee.  The full replacement cost of buildings, improvements and Equipment shall be determined from time to time at Mortgagee's request by an insurance appraiser selected by Mortgagee and paid for by Mortgagor.  The insurance appraiser shall submit a written report of his appraisal and if said report shows that the buildings, improvements and Equipment are not insured as herein required, Mortgagor shall promptly obtain such additional insurance as is required.  No policy of insurance required hereunder shall contain deductible provisions which have not been approved by Mortgagee.  In addition to the insurance coverage hereinabove required, Mortgagor shall maintain loss of rent insurance in an amount equal to not less than 100% of the annual gross rental of the Premises based on 100% occupancy.  Mortgagor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby.  Mortgagor shall also obtain and maintain for itself, its beneficiaries and Mortgagee, broad form comprehensive general liability insurance, property damage insurance and workmen's compensation insurance, in each case, in form, and content and amount satisfactory to Mortgagee.  Mortgagor shall also obtain and maintain such other insurance with respect to the Premises and the buildings, improvements and Equipment thereon in such amounts and against such insurable hazards as Mortgagee from time to time may require, including, without limitation, builder's risk insurance, sinkhole, boiler and machinery insurance, and insurance against flood risk.  Mortgagor shall furnish to Mortgagee, upon request, a certificate signed by an authorized individual containing a detailed list of the insurance policies then outstanding and in force on the Premises.  In the event of a foreclosure of this Mortgage the purchaser of the Premises shall succeed to all the rights of the Mortgagor, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to the Mortgagee pursuant to the provisions of this Article and Mortgagor hereby irrevocably constitutes and appoints Mortgagee as the true and lawful attorney-in-fact of Mortgagor with full power of substitution for Mortgagor and in its name, place and stead to so assign each policy and all such rights.  If the Mortgagor defaults in so insuring the Premises or in so assigning and delivering the policies, the Mortgagee may, at the option of the Mortgagee, obtain such insurance to protect Mortgagee's interest in the Premises using such carriers and agencies as Mortgagee shall elect from year to year and pay the premiums therefor, and Mortgagor will reimburse the Mortgagee for any premiums so paid, with the interest at the Default Rate stated in Article 5 hereof from the time of payment, within thirty (30) days after the date Mortgagee gives Mortgagor notice of the placement of such insurance, and the same shall be secured by this Mortgage.  The insurance purchased by Mortgagee may, but need not, protect Mortgagor's interests.  The coverage that Mortgagee purchases may not pay any claim that Mortgagor makes or any claim that is made against Mortgagor in connection with the Premises.  Mortgagor may later cancel any insurance purchased by Mortgagee, but only after providing Mortgagee with evidence that Mortgagor has obtained insurance as required by this Mortgage.  If Mortgagee purchases insurance for the Premises, Mortgagor will be responsible for the costs of that insurance, including interest at the Default Rate and any other charges Mortgagee may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance.  The cost of the insurance shall be additional indebtedness evidenced by the Note and secured by this Mortgage.  Mortgagor acknowledges that the cost of the insurance obtained by Mortgagee may be more than the cost of such insurance Mortgagor may be able to obtain on its own.

B.

Repair of Damage.  If any building or improvement on the Premises or any of the Equipment shall be destroyed or damaged in whole or in part, by fire or other casualty (including any casualty for which insurance was not obtained or obtainable) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Mortgagor shall give to Mortgagee immediate notice thereof.  Mortgagor, at its own cost and expense, whether or not such damage or destruction shall have been insured, and whether or not insurance proceeds, if any, shall be sufficient for the purpose, shall promptly repair, alter, restore, replace and rebuild the same, at least to the extent of the value and as nearly as possible to the character of the building or improvement or Equipment existing immediately prior to such occurrence, provided, however, Mortgagor shall not be required to rebuild or repair any damaged portion of the Premises if Mortgagee received the insurance proceeds relating to such damaged portion and did not permit Mortgagor to use such proceeds for rebuilding.  Mortgagee shall in no event be called upon to repair, alter, replace, restore or rebuild such Premises or Equipment, or any portion thereof, nor to pay any of the costs or expenses thereof.  Mortgagee is authorized to settle and adjust any claim under such insurance policies which insure against such risk; provided, however, so long as Mortgagor is not in default of this Mortgage, Mortgagor may settle and adjust any claim under such policies in an amount equal to or less than $25,000.00, and apply the proceeds thereof to the repair, restoration or rebuilding of the damaged building or improvement or Equipment.  In all events, Mortgagee is authorized to collect and receipt for any such insurance monies, and such insurance proceeds, at the option of the Mortgagee, may be:  (i) applied in reduction of the indebtedness secured hereby, whether due or not, and in the order determined by Mortgagee; or (ii) held by Mortgagee and applied to pay for the cost of repair, rebuilding or restoration of the buildings and other improvements or Equipment on the Premises.  In the event, in Mortgagee's sole and absolute discretion, the proceeds are to be made available to Mortgagor for the cost of repair, Mortgagee shall be entitled to reimburse itself to the extent of the reasonably necessary and proper expenses paid or incurred by Mortgagee in the collection and administration of such monies, including attorney's fees.  (Any funds received by Mortgagee from insurance provided by Mortgagor less any funds Mortgagee is entitled to reimburse itself shall be defined herein as "Net Insurance Proceeds").  If, in Mortgagee's sole and absolute discretion, the Net Insurance Proceeds are to be made available to the Mortgagor for the cost of repair, rebuilding, and restoration, any surplus which may remain out of the Net Insurance Proceeds after payment of such cost of repair, rebuilding and restoration and the reasonable charges of the escrowee by disbursing such funds, if applicable, shall, at the option of the Mortgagee, be applied on account of the indebtedness hereby secured, whether due or not, and in the order determined by Mortgagee or paid to any party entitled thereto as the same appear on the records of the Mortgagee.  In the event the Net Insurance Proceeds are to be made available to Mortgagor for the cost of repair, such proceeds shall be disbursed to Mortgagor pursuant to such terms and conditions as Mortgagee may in its sole discretion require.  In the event Mortgagee elects to apply the Net Insurance Proceeds to the payment of the indebtedness secured by this Mortgage and such Net Insurance Proceeds do not discharge the payment of the indebtedness secured by this Mortgage in full, then at Mortgagee's option the entire amount of the indebtedness secured by this Mortgage shall become immediately due and payable.  If while any insurance proceeds or condemnation awards are held by or for Mortgagee to reimburse Mortgagor or any lessee for the costs of repair, rebuilding or restoration of building(s) or other improvements on the Premises, Mortgagee shall be or become entitled to accelerate the maturity of the indebtedness, then and in such event, Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards then held by or for it in reduction of the indebtedness secured hereby.

3.

No Removal

.  That no building, improvement or any of the Equipment of material value now or hereafter covered by the lien of this Mortgage shall be removed, demolished or materially altered or enlarged, nor shall any new building or improvement be constructed without prior written notice to the Mortgagee, except that the Mortgagor shall have the right, without such notice, to remove and dispose of, free from the lien of this Mortgage, such Equipment as from time to time may become worn out or obsolete, provided that either (a) simultaneously with or prior to such removal any such Equipment shall be replaced with other Equipment of a value at least equal to that of the replaced Equipment and free from any title retention or security agreement or other encumbrance, and by such removal and replacement the Mortgagor shall be deemed to have subjected such equipment to the lien of this Mortgage, or (b) any net cash proceeds received from such disposition shall be paid over promptly to the Mortgagee to be applied to the last installments due on the indebtedness secured without any charge for prepayment.

4.

Acceleration

.  That the entire principal sum together with all accrued and unpaid interest thereon and any additional sums which this Mortgage secures shall become immediately due and payable at the option of the Mortgagee (a) if default be made in the due and punctual payment of the Note, or any installment due in accordance with the terms thereof, either of principal or interest or in the payment of any other sum required to be paid by Mortgagor or the maker of the Note as set forth in the Note or pursuant to the terms of any other loan document executed in connection with this Mortgage or the indebtedness secured hereby, and any such default continues after the expiration of any applicable grace or cure period; or (b) after default in the payment of any tax, water rate or assessment for five (5) days after notice and demand; or (c) after default either in assigning and delivering the policies of insurance herein described or referred to, or in reimbursing the Mortgagee for premiums paid on such insurance, as herein provided; or (d) after default upon request in furnishing a statement of the amount due on this Mortgage and whether any offsets or defenses exist against the Mortgage debt, as hereinafter provided; or (e) after default in the payment of any installment which may be then due or delinquent of any assessment for local improvement which may now or hereafter affect the Premises for five (5) days after notice and demand; or (f) upon the actual or threatened waste, removal or demolition of, or material alteration to or enlargement of, any part of the Premises, buildings, improvements or Equipment thereon, or construction of any new buildings or improvements thereon, except as permitted by Article 3; or (g) upon default in keeping in force the insurance required herein; or (h) upon assignment by the Mortgagor of the whole or any part of the rents, income or profits arising from the Premises without the written consent of the Mortgagee; or (i) failure to remove any Federal or state tax lien on the Premises within thirty (30) days after notice and demand; or (j) after default in the observance or performance of any other covenants or agreements of the Mortgagor hereunder not providing for immediate acceleration, for thirty (30) days after notice and demand from Mortgagee; or (k) upon the election by the Mortgagee to accelerate the maturity of said principal sum pursuant to the provisions of the Note or of any other instrument which may be held by the Mortgagee as additional security for the Note; or (l) if Mortgagor is not paying its debts as such debts become due, becomes insolvent, files or has filed against it a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. Section 101 et seq. or any similar petition under any insolvency law of any jurisdiction ( and in the case of a petition filed against it, such petition is not dismissed within 30 days), promises any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to the Premises; or (m) if any default shall occur under any other mortgage encumbering the Premises or if any foreclosure of any mortgage or any lien of any kind on the Premises or any part thereof should be commenced; or (n) any levy or sale upon execution or other proceedings of any nature shall occur whereby the Mortgagor shall be deprived of its title or right of possession to the Premises or the Equipment or any part thereof.

5.

Mortgagee's Right to Cure Mortgagor's Defaults

.  Mortgagor covenants and agrees that Mortgagee shall have the right, but not the obligation, at any time, and from time to time, to cure any then existing default by the Mortgagor of any of Mortgagor's covenants, agreements and provisions herein to be performed and observed.  In the event of any default in the performance of any of the Mortgagor's covenants, agreements or provisions herein, the Mortgagee may, at the option of the Mortgagee, perform the same, and all cost thereof, with interest at the Default Rate defined in the Note ("Default Rate"), shall be so much additional indebtedness secured hereby and shall become immediately due and payable from the Mortgagor to the Mortgagee without notice and shall be paid to Mortgagee on demand.

6.

Payment of Impositions

.  That Mortgagor will pay all taxes, assessments, water rates, sewer rents, gas, electric and all other charges ordinary and extraordinary of every kind and nature whatsoever and any prior liens now or hereafter assessed or liens on or levied against the Premises or Equipment or any part of either thereof, when the same are due and payable; that in the event of Mortgagor's default in the payment thereof when the same shall be due and payable, it shall be lawful for the Mortgagee, without notice or demand to the Mortgagor, to pay the same or any of them but Mortgagee shall have no obligation to pay such amounts; and the moneys paid by the Mortgagee in discharge of taxes, assessments, water rates, sewer rents, gas, electric and other charges and prior liens shall be a lien on the Premises added to the amount of said Note and secured by this Mortgage, payable on demand, with interest at the Default Rate; and that upon request of the Mortgagee, the Mortgagor will exhibit to the Mortgagee receipts for the payment of all items specified in this Article prior to the date when the same shall become delinquent.

7.

Appointment of Mortgagee in Possession or Receiver

.  That upon or at any time after the filing of a complaint to foreclose this Mortgage, Mortgagee shall have the right to be appointed by the court as mortgagee in possession, or to have a receiver appointed, to take possession of the Premises; that either such appointment may be made either before or after sale, without notice and without regard to the solvency or insolvency of the Mortgagor at the time of application for mortgagee in possession or receiver and without regard to the then value of the Premises, even if the apparent value of the Premises exceeds the indebtedness secured hereby by a substantial amount, or whether the Premises shall be then occupied as a homestead or not; that Mortgagee as mortgagee in possession, or the receiver, shall have power to collect the rents, revenues, income, receipts, issues and profits of the Premises during the pendency of such foreclosure suit through the date of a confirmed sale of the Premises, and shall have all other powers which are granted by law or which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises; and that Mortgagee as mortgagee in possession, or the receiver, out of such rents, revenues, income, receipts, issues and profits, may pay, in any such order as determined by Mortgagee or such receiver, costs incurred in the management and operation of the Premises, prior and subordinate liens, if any, taxes, assessments, and insurance, and may pay all or any part of the indebtedness secured hereby or by any deficiency decree.  The Mortgagee, as mortgagee in possession, or the receiver, may serve in such capacities without bond if permitted by law and by Mortgagee.

8.

Certification of Mortgage Balance

.  That the Mortgagor, within five (5) days after the request of Mortgagee, shall furnish to the Mortgagee or to any proposed assignee of this Mortgage, a written and duly acknowledged estoppel certificate in form and substance satisfactory to Mortgagee, including without limitation a statement and acknowledgment of the amount due and owing under the Note and under this Mortgage, whether any event has occurred which, with the passage of time or the giving of notice, or both, would constitute an event of default hereunder or under any other loan documents, and whether any alleged offsets or defenses exist against the indebtedness secured hereby or against this Mortgage.

9.

Mortgagor's Representation of Title

.  That the Mortgagor represents and warrants to Mortgagee and any purchaser at any foreclosure sale that the Mortgagor has good title to the Premises, and buildings and improvements thereon, and good title to the Equipment and has the right to mortgage the same and that the Mortgagor shall and will make, execute, acknowledge and deliver in due form of law, all such further or other deeds or assurances as may at any time hereafter be reasonably desired or required for more fully and effectually conveying the Premises, buildings and improvements thereon, and the Equipment by this Mortgage described, and hereby granted or intended so to be, unto the Mortgagee, for the purpose aforesaid, and will warrant and defend the said granted Premises, buildings and improvements thereon, and Equipment unto all and every person or persons, corporation or corporations, deriving any estate, right, title or interest therein, under this Mortgage.

10.

Filing Fees

.  That Mortgagor will pay all filing, registration, recording and search and information fees, and all expenses incident to the execution and acknowledgment of this Mortgage and all other documents securing the indebtedness secured hereby and all federal, state, county and municipal taxes, other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing, recording or registration of the indebtedness secured hereby, this Mortgage and all other documents securing the indebtedness secured hereby and all assignments thereof.  Mortgagor shall pay all Florida documentary stamp tax and intangible tax now or hereafter applicable to this Mortgage and the Note.

11.

Imposition of Mortgage Taxes

.  That in the event of the passage after the date of this Mortgage of any law of any legislative authority having jurisdiction over the Premises, deducting from the value of real property for the purposes of taxation any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage or the Note, the holder of this Mortgage and of the debt which it secures shall have the right to declare the principal sum and the interest due on a date to be specified by not less than thirty (30) days' written notice to be given to the Mortgagor by the Mortgagee, provided, however, that such election shall be ineffective if the Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder and if, prior to such specified date, does pay such tax and agrees to pay any such tax when thereafter levied or assessed, and such agreement shall constitute a modification of this Mortgage.   If, by the laws of the United States of America, or of any state having jurisdiction over the Mortgagor, any tax is due or becomes due in respect of the issuance of the Note or this Mortgage or any related agreements or documents, the Mortgagor shall pay such tax in the manner required by such law.

12.

Mortgagee's Right to Recover Expenses

.  That if the Mortgagee shall incur or expend any sums, including attorney's fees and disbursements, whether in connection with any action or proceeding or not, to sustain the lien of this Mortgage or its priority, or to protect or enforce any of its rights hereunder, or to recover any indebtedness hereby secured, or for any title examination or title insurance policy relating to the title to the Premises, all such sums shall on notice and demand be paid by the Mortgagor, together with the interest thereon at the Default Rate and shall be a lien on the Premises, prior to any right or title to, interest in, or claim upon, the Premises subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note; and that in any action or proceeding to foreclose this

Mortgage, or to recover or collect the debt secured thereby, the provisions of law respecting the recovery of costs, disbursement and allowances shall prevail unaffected by this covenant.  The Mortgagee, in making any payment (a) relating to taxes and assessments, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted; or (c) in connection with the completion of construction, furnishing or equipping of the buildings, improvements on the Premises or the rental, operation or management of the Premises or the buildings and improvements thereon or the payment of operating costs and expenses thereof, Mortgagee may do so in such amounts and to such persons as Mortgagee may deem appropriate and may enter into such contracts therefor as Mortgagee may deem appropriate or may perform the same itself.

13.

Mortgagor to Maintain Premises

.  That the Mortgagor will maintain the Premises and the buildings and other improvements thereon and the Equipment in good condition and repair, will not commit nor suffer any waste on or to the Premises, will comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental authority relating to the Premises; that Mortgagor shall observe and comply with all conditions and requirements necessary to maintain in force the insurance required herein and to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions, and non-conforming uses) privileges, franchises, and concessions which are applicable to the Premises or which have been granted to or contracted for by Mortgagor in connection with any existing or presently contemplated use of the Premises and that in the event that any building or other improvement on the Premises must be altered or removed to enable Mortgagor to comply with the foregoing provisions of this Article, Mortgagor shall not commence any such material alterations or removals without Mortgagee's prior approval of the need therefor and the plans and specifications pertaining thereto and after such approval, Mortgagor at its sole cost and expense, shall effect the alterations or removal so required and approved by Mortgagee; that Mortgagor shall not, by act or omission, permit any building or other improvement on land not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any governmental or municipal requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used and similarly, no building or other improvement on the Premises shall rely on any land not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement; nor shall Mortgagor, by act or omission, impair the integrity of the Premises as zoning lots separate and apart from all other land and any such act or omission by Mortgagor shall be void; that Mortgagor will promptly repair, restore, replace, or rebuild as nearly as possible to the value, condition and character immediately prior to such damage or destruction any material part of the Premises, the buildings and improvements thereon and the Equipment now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character referred to in Article 14 and which have any material value; that the Mortgagor will complete and pay for, within a reasonable time, any structure at any time in the process of construction on the Premises; and that the Mortgagor will not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Premises or any part thereof or the buildings or improvements thereon; that the Mortgagor will maintain, clean, repair, police and adequately light parking areas within the Premises, together with any sidewalks, aisles, streets, driveways and sidewalk cuts and paved areas for ingress, egress and right-of-way to and from the adjacent public thoroughfares necessary or desirable for the use thereof; and Mortgagor will reserve and use all such parking areas solely and exclusively for the purpose of providing ingress, egress and parking facilities for automobiles and other passenger vehicles of Mortgagor or tenants or invitees of tenants of the Premises; and Mortgagor will not reduce, build upon, obstruct, redesignate or relocate any such parking areas, sidewalks, aisles, streets, driveways, sidewalk cuts or paved areas or right-of-way or lease or grant any rights to use the same to any other person except tenants and invitees of tenants of the Premises without the prior written consent of Mortgagee.

14.

Condemnation

.  That notwithstanding any taking by condemnation or eminent domain, alteration of the grade of any street or other injury to or decrease in value of the Premises including any easement therein, or appurtenance thereto or severance of any part thereof, or any buildings or other improvements thereon by any public or quasi-public authority or corporation, the interest required by the Note shall be calculated on the entire principal sum secured until any such award or payment shall have been actually received by the Mortgagee and any reduction in the principal sum resulting from the application by the Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such receipt; that such award or payment may, at the option of the Mortgagee, be retained and applied by the Mortgagee toward payment of the monies secured by this Mortgage then most remotely to be paid, or be paid over wholly or in part to the Mortgagor or an escrowee of Mortgagee's choice for the purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Premises, or for any other purpose or object satisfactory to the Mortgagee, but the Mortgagee shall not be obligated to see to the application of any amount paid over to the Mortgagor; and that if prior to the receipt by the Mortgagee of such award or payment the Premises or any part thereof shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive said award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and of the reasonable counsel fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment.  Any and all awards or payment heretofore or hereafter made or to be made to Mortgagor and all subsequent owners of the Premises in connection with the foregoing are hereby assigned to Mortgagee by Mortgagor and Mortgagor hereby irrevocably constitutes and appoints Mortgagee as the true and lawful attorney in fact of Mortgagor with full power of substitution for Mortgagor and in its name, place and stead to collect and receive the proceeds of any such award granted by virtue of any such taking and to give proper receipts and acquittances therefor.  Mortgagee shall have the right to intervene and participate in any proceeding for and in connection with any taking referred to in this Article; provided, however, that if such intervention shall not be permissible or permitted by the court, Mortgagor, at its expense, shall consult with Mortgagee, its attorney and experts and shall make all reasonable efforts to cooperate with them in any defense of such proceedings.  Mortgagor shall not enter into any agreement for the taking of the Premises, or any part thereof, or for alteration of the grade of any street or other injury to or decrease in value of the Premises with any person or persons authorized to acquire the same by condemnation or eminent domain, unless Mortgagee shall have first consented thereto in writing.

15.

Copies of Leases and Facilities for Mortgagee's Inspection

.  That on demand the Mortgagor will furnish to the Mortgagee executed counterparts of any and all leases of the Premises or any part thereof and the buildings and improvements thereon and provide Mortgagee with convenient facilities for the audit and verification of any statements required to be furnished by Mortgagor hereunder.

16.

Mortgagee's Right to Inspect

.  That the Mortgagee and any persons authorized by the Mortgagee shall have the right to enter and inspect the Premises at all reasonable times; and that if, at any time after default by the Mortgagor in the performance of any of the terms, covenants or provisions of this Mortgage, the Note or the Other Loan Documents, the management or maintenance of the Premises shall be determined by the Mortgagee to be unsatisfactory, the Mortgagor shall employ, for the duration of such default, as managing agent of the Premises, any person or entity from time to time designated by the Mortgagee.  Mortgagee reserves the right to charge Mortgagor a fee of $200.00, plus expenses, for each inspection by Mortgagee or its agent to confirm correction by Mortgagor of unsatisfactory conditions pertaining to Premises maintenance, management, state of repair and governmental compliance.

17.

Lease Approval Rights

.  Mortgagor shall have the right during the term of the Loan to enter into leases and other rental arrangements with respect to the Premises in the ordinary course of its business, provided that Mortgage shall provide notice to Mortgagee promptly after entering into any such agreement.

18.

Mortgagee's Right to Enforce Remedies and Take Possession

.  That the Mortgagee shall have the right from time to time to enforce any legal or equitable remedy against the Mortgagor and to sue for any sums whether interest, damages for failure to pay principal or any installment thereof, taxes, installments of principal, or any other sums required to be paid under the terms of this Mortgage, the Note, or any other instruments securing the Note, as the same become due, without regard to whether or not the principal sum secured or any other sums secured by the Note and Mortgage and other instruments shall be due and without prejudice to the right of the Mortgagee thereafter to enforce any remedy against the Mortgagor including an action of foreclosure, or any other action, for a default or defaults by the Mortgagor existing at the time such earlier action was commenced.  Mortgagee shall be entitled to recover judgment against Mortgagor, any guarantor, surety or other person or entity liable for all or any portion of the indebtedness hereby secured either before or after or during the pendency of any proceedings for the enforcement of the terms, covenants and provisions of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder or the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage or the foreclosure of the lien hereof; and in the event of a sale of the Premises or any portion thereof and of the application of the proceeds of sale to the payment of the indebtedness hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note, and to enforce payment of all other charges, payments and costs due under this Mortgage.  In the event of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for Mortgagor's arrangement or reorganization or involving the liquidation of its assets, Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Premises; provided, however, that in no case shall

Mortgagee receive a greater amount then such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Premises and the distribution from the estate of Mortgagor.  In any case in which under the provisions of this Mortgage, Mortgagee has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, forthwith, upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Premises or any part thereof personally, or by its agents or attorneys and Mortgagee in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Premises, together with all documents, books, records, papers and accounts of Mortgagor, or then owner of the Premises including, without limitation, accounts holding tenant security deposits, relating thereto, and may exclude Mortgagor, its agents or servants, wholly therefrom and may as attorney in fact (and Mortgagor hereby so appoints Mortgagee with full power of substitution for Mortgagor and in its name, place and stead) or agent of Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage and control the Premises and conduct the business, if any, thereof, either personally or by its agents, contractors or nominees and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, with full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Mortgagor, and with full power:  (i) to cancel or terminate any lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same; (ii) to elect to disaffirm (except Mortgagee may not disaffirm any lease it specifically approved) any lease or sublease made subsequent to this Mortgage or subordinated to the lien hereof; (iii) to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Premises, including completion of construction in progress, as to it may deem judicious; (iv) to insure and reinsure the same and all risks incidental to Mortgagee's possession, operation and management thereof; (v) to employ watchmen to protect the Premises; (vi) to continue any and all outstanding contracts for the erection and completion of improvements to the Premises; (vii) to make and enter into any contracts and obligations wherever necessary in its own name, and to pay and discharge all debts, obligations and liabilities incurred thereby, all at the expense of Mortgagor; (viii) to receive all avails, rents, issues, profits and proceeds therefrom and to perform such other acts in connection with the management and operation of the Premises as Mortgagee, in its discretion, may deem proper; (ix) intentionally deleted; and (x) to extend or modify any then existing leases and make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the Mortgage indebtedness, satisfaction of any foreclosure decree or issuance of any certificate of sale or deed to any purchaser.  Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases, and Mortgagor shall and does hereby agree to defend, indemnify and hold Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur under said leases or under or by reason of the assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said leases.  Should Mortgagee incur any such liability, loss or damage, under said leases or under or by reason of the assignment thereof, or in the defense of any claims or demands, the amount thereof, including costs, expenses and attorneys' fees, shall be secured hereby, and Mortgagor shall reimburse Mortgagee therefor immediately upon written demand.  Mortgagee, in the exercise of the rights and powers herein conferred upon it, shall have full power to use and apply the avails, rents, issues and profits of the Premises to the payment of or on account of the following, in such order as Mortgagee may determine:  (a) to the payment of the operating expenses of the Premises including cost of management and leasing thereof (which shall include reasonable compensation to Mortgagee and its agent or agents, if management be delegated to an agent or agents, and shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance hereinabove authorized; (b) to the payment of taxes and special assessments now due or which may hereafter become due on the Premises; (c) to the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments, and improvements of the Premises, and of placing said property in such condition as will, in the judgment of Mortgagee, make it readily rentable; and (d) to the payment of any indebtedness secured hereby or any deficiency which may result from any foreclosure sale.

19.

Recognition of Payments and Tender of Payment After Acceleration

.  That any payment made in accordance with the terms of this Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage, or by any subsequent owner of the Premises, or by any other person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation, or by any partner of a partnership, or by any member of a limited liability company which at any time may be liable for such payment or may own or have such an interest in the Premises, shall be deemed, as between the Mortgagee and all persons who at any time may be liable as aforesaid or may own the Premises, to have been made on behalf of all such persons.  Upon default by Mortgagor and following the acceleration of maturity as aforesaid, a tender of payment of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale by Mortgagor, its successors or assigns shall constitute an evasion of any prohibition against prepayment, the absence of the right of prepayment, or the premium required in connection therewith, whichever the case may be at the time, and any tender of payment in full following default shall be deemed to be a voluntary prepayment hereunder and such voluntary prepayment to the extent permitted by law, will therefore include any prepayment premium set forth in the Note and will, to the extent permitted by law, include a premium of five percent (5%) of the principal sum, if tender is made during the period, including the entire term of the Note if prepayment in full is prohibited during the entire term of the Note, in which prepayment in full is prohibited.  In case, after legal proceedings are instituted to foreclose the lien of this Mortgage, tender is made of the entire indebtedness due hereunder, Mortgagee shall be entitled to reimbursement for expenses incurred in connection with such legal proceedings, including such expenditures as are enumerated in this Mortgage, or as otherwise permitted to be added to the indebtedness secured hereby under applicable law, and such expenses shall be so much additional indebtedness secured by this Mortgage, and no such suit or proceedings shall be dismissed or otherwise disposed of until such fees, expenses and charges shall have been paid in full.

20.

No Waiver of Strict Performance

.  That any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms, covenants and provisions hereof shall not be deemed to be a waiver of any of the terms, covenants and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms, covenants and provisions of this Mortgage to be performed by the Mortgagor; that neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor or of any other person so obligated to take action to foreclose this Mortgage or otherwise enforce any of the terms, covenants and provisions of this Mortgage or of any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Premises and the Mortgagee extending the time of payment or modifying the terms of the Note or Mortgage without first having obtained the consent of the Mortgagor or such other person, and in the latter event, the Mortgagor and all such other persons shall continue to be liable for and shall continue to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee; that regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Premises, the Mortgagee may release the obligation of anyone at any time liable for any of the indebtedness secured by this Mortgage or any part of the security held for the indebtedness and may extend the time of payment or otherwise modify the terms of the Note, this Mortgage, or any other instrument securing the Note, without, as to the security or the remainder thereof, in anyway impairing or affecting the lien of this Mortgage or the priority of such lien, as security for the payment of the indebtedness hereby secured as it may be so extended or modified, over any subordinate lien, including without limitation, the right of Mortgagee to amend, modify and supplement the terms of the Note, this Mortgage, or any other instrument securing the Note, and to vary the rate of interest and the method of computing the same, and to impose additional fees and other charges, and to extend the maturity of the indebtedness hereby secured, in each and every case without obtaining the consent of the holder of any subordinate lien and without the lien of this Mortgage losing its priority over the rights of any subordinate lien; that the holder of any subordinate lien shall have no right to terminate any lease affecting the Premises whether or not such lease be subordinate to this Mortgage; that the Mortgagee may resort for the payment of the indebtedness secured hereby to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee may elect; that acceptance by Mortgagee of any payment which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of Mortgagee's right to exercise its option to declare the whole of the principal sum then remaining unpaid, together with all accrued and unpaid interest thereon, and all other sums due hereunder, immediately due and payable without notice, or the waiver of any other rights of the Mortgagee at that time or any subsequent time, nor nullify any prior exercise of such option or such rights of Mortgagee without its written consent except and to the extent otherwise provided by law.  Nothing in this Article contained shall be construed as waiving any provision of this Mortgage which provides, among other things, that it shall be an event of default if the Premises, buildings or improvements thereon, or any part thereof or interest therein, is conveyed, sold, transferred, leased, or encumbered except as may be expressly permitted hereunder; nor shall Mortgagee's receipt of any awards, proceeds or damages under the terms of this Mortgage operate to cure or waive default in the payment of sums secured by this Mortgage.

21.

Rescission of Election

.  That acceleration of maturity, once made by Mortgagee, may, at the option of Mortgagee, be rescinded, and any proceedings brought to enforce any rights or remedies hereunder may, at Mortgagee's option, be discontinued or dismissed, whereupon, in either of such events, Mortgagor and Mortgagee shall be restored to their former positions, and the rights, remedies and power of Mortgagee shall continue as if such acceleration had not been made or such proceedings had not been commenced, as the case may be.

22.

Mortgagee's Right to Foreclose

.  That when the indebtedness secured hereby shall become due whether by acceleration or otherwise, the Mortgagee shall have the right to foreclose the lien hereof; that in any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of the Mortgagee for attorneys' fees and disbursements, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, guarantee policies, and similar data and assurances with respect to title as Mortgagee may deem to be necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises; that all such expenditures and expenses shall become so much additional indebtedness secured hereby and immediately due and payable, with interest thereon at the Default Rate when paid or incurred by the Mortgagee; and that the proceeds of any such foreclosure sale shall be applied (after paying all costs and expenses incident to the foreclosure proceedings) first on account of all unpaid items which under the terms hereof constitute secured indebtedness additional to that evidenced by the Note, with interest thereon as herein provided; second, to the payment of all interest remaining unpaid on the Note; third, to the payment of all principal remaining unpaid under the Note; fourth, to the extent permitted by law, the amount of any prepayment premium (if any) that would otherwise be due and owing if this Mortgage and the Note were paid at that time; and lastly any surplus, if any, shall be paid to the Mortgagor or to any other person entitled thereto.  In the event of an insured loss after foreclosure proceedings have been instituted, the proceeds of any insurance policy or policies shall be used to pay the amount due in accordance with any decree of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid as the court may direct.  In the case of foreclosure of this Mortgage, the court, in its decree, may provide that the mortgagee's clause attached to each of the casualty insurance policies may be canceled and that the decree creditor may cause a new loss clause to be attached to each of said casualty insurance policies making the loss thereunder payable to said decree creditors.  In the event of foreclosure sale, the Mortgagee is hereby authorized, without consent of the Mortgagor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as the Mortgagee may deem advisable to cause the interest of such purchaser to be protected by any of the insurance policies.  Any sale or sales made under or by virtue of full or partial foreclosure of the lien of this Mortgage whether by virtue of judicial proceedings, judgment or decree of foreclosure and sale or otherwise, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.  Upon any sale made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, any person, including Mortgagor and Mortgagee, may bid for and acquire the Premises or any part thereof or the Equipment or other personalty thereon or any part thereof; and in lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the indebtedness hereby secured the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage; provided, however, that any such credit bid shall not affect the continuing liability of Mortgagor or any guarantor of the Note, this Mortgage or the Other Loan Documents for any deficiency remaining after application of such sale proceeds to the indebtedness secured hereby.

23.

Waiver of Redemption

.  The Mortgagor hereby waives any and all rights of redemption from foreclosure, judgment of foreclosure and sale under any statute or under any order, judgment or decree of foreclosure of this Mortgage, on behalf of the Mortgagor and on behalf of each and every person acquiring any interest in or title to the Premises subsequent to the date of this Mortgage, it being the intent hereof that any and all rights of redemption of Mortgagor and all other persons, are and shall be deemed to be waived to the fullest extent permitted by applicable law.

24.

Waiver of Defense and Statutory Rights

.  No action for the enforcement of the lien and security interests created by this Mortgage or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws or any so-called "moratorium laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of the lien and security interests of this Mortgage, but hereby waives the benefit of such laws.  Mortgagor, for itself and all who may claim by, through or under Mortgagor, waives any and all right to have the property and estates comprising the Premises or the Equipment marshaled upon any foreclosure of the lien and security interests hereof and agrees that any court having jurisdiction to foreclose such lien and security interests may order the Premises and Equipment sold in its entirety.  Mortgagee shall have the right and option in any suit to foreclose the lien of this Mortgage to obtain an order of judgment of foreclosure and sale subject to the rights of any tenant or tenants of the Premises.  The failure to join any tenant or tenants of the Premises as party defendants in any such suit or the failure of any such order or judgment to foreclose their rights shall not be asserted by Mortgagor as a defense in any suit instituted to collect the indebtedness secured hereby, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

25.

Joint and Several Liability

.  That if the Mortgagor consists of more than one person, such Mortgagors shall be jointly and severally liable under any and all obligations, covenants and agreements of the Mortgagor contained herein.

26.

Mortgagee's Remedies Cumulative

.  That the rights of the Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the others; that no act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.

27.

Definitions

.  That wherever used in this Mortgage unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Mortgagor" shall mean "Mortgagor or any subsequent owner or owners of the Premises", the word "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of this Mortgage", the word "Note" shall mean any and all "note or notes, or bond or bonds secured by this Mortgage", the word "person" shall mean "an individual, corporation, partnership or unincorporated association", and the word "Premises" shall include the real estate hereinbefore described, together with all buildings, improvements, Equipment, condemnation awards, insurance proceeds, and any other rights or property interests at any time made subject to the lien of this Mortgage by the terms hereof, and the expression herein of any one or more such terms individually or together with other such terms shall not be deemed an exclusion of any of the other such terms not then expressed; and pronouns of any gender shall include the other genders, and either the singular or plural shall include the other; and the words "terms", "provisions", "obligations", "conditions", "covenants", "clauses" and "agreements" are deemed to be used interchangeably herein and that the use herein of any one or more of them shall not be deemed an exclusion of the others not then expressed.

28.

Amendments

.  This Mortgage, the Note and the other instruments securing the Note, cannot be changed except by an agreement in writing signed by Mortgagee and Mortgagor.  Any person, firm or corporation taking a junior mortgage, or other lien upon the Premises or any interest therein, shall take such lien subject to the rights of the Mortgagee herein to amend, modify and supplement this Mortgage, the Note and the other instruments securing the Note, and to extend the maturity of the indebtedness hereby secured, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien.

29.

Mortgagor Power and Authority

. Mortgagor (a) is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Georgia and has complied with all conditions prerequisite to its doing business in the State of Florida; (b) has the power and authority to own the Premises and to carry on its business as now being conducted; (c) is qualified to do business in the State of Florida; and (d) is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

30.

Business Loan/Non Usurious

.  Mortgagor represents and warrants that the proceeds of the Note secured by this Mortgage will constitute a business loan.  All agreements in this Mortgage, the Note and any Other Loan Document are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the indebtedness secured hereby, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury law.  If, from any circumstances whatsoever, fulfillment of any provision hereof, of the Note or of any Other Loan Document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Mortgagee shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness secured hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Mortgagor.

31.

Tax and Insurance Premium Escrows

.  After the occurrence of an Event of Default under this Mortgage or the Other Loan Documents, Mortgagor will deposit with Mortgagee an amount equal to the accrued general tax liability of the Premises, based on the most recently ascertainable taxes, through the Maturity Date, or such lesser amount as Mortgagee may require, and an amount equal to the insurance premium for the insurance coverage required to be maintained hereunder, or such lesser amount as Mortgagee may require.  Mortgagee shall not be obligated to pay interest on any such sums so held on account of taxes or insurance premiums and all such sums may be commingled with Mortgagee's other funds.  All amounts paid pursuant to the provisions of this Article are hereby pledged as additional security for the indebtedness secured hereby.  In the event of a default hereunder or under the Note or the Other Loan Documents, the Mortgagee may, at its option and without being required so to do, apply any such funds to the Mortgagor's obligations hereunder or under the Note or the Other Loan Documents in such order and manner as the Mortgagee may elect.  When the indebtedness secured hereby has been fully paid and all obligations of the Mortgagor to the Mortgagee have been fully performed, all funds deposited pursuant to this Article which have not been previously expended for the purposes herein allowed shall be returned to the Mortgagor or the then owner of the Premises, without interest.

32.

Subrogation

.  Notwithstanding the release of record of Senior Liens (as hereinafter defined) Mortgagee shall be subrogated to the rights and liens of all superior titles, vendors' liens, mechanics' liens, or liens, charges, encumbrances, rights and equities on the Premises having priority to the lien of this Mortgage ("Senior Liens"), to the extent that any obligation secured thereby is directly or indirectly paid or discharged with proceeds or disbursements or advances of the indebtedness hereby secured, whether made pursuant to the provisions hereof or of the Note or any document or instrument executed in connection with the indebtedness hereby secured.

33.

Financial Statements

.  Upon written request, Mortgagor shall furnish Mortgagee as soon as practicable after the end of each month, and in any event within fifteen (15) days thereafter, duplicate copies of monthly statements of income and expense and a periodic balance sheet of Mortgagor as of the end of each month or period, as the case may be and to the extent typically prepared by Mortgagor, prepared in accordance with generally accepted accounting principles consistently applied and certified to by the managing general partner, or a financial officer of the beneficiary of Mortgagor.  If Mortgagor shall fail to prepare and deliver any statements, reports or other items to be submitted hereunder, within the time provided, then

Mortgagee may have a certified public accountant, selected by Mortgagee, audit Mortgagor's records and prepare such statements which shall be conclusive on Mortgagor and Mortgagor shall pay the expenses of such an audit and preparation of such statements on demand, together with the interest at the Default Rate from the date of demand.

34.

Mortgagee's Right to Comply with Prior Liens

.  In the event of default hereunder by Mortgagor, and in addition to any other rights and remedies available to Mortgagee, Mortgagee may, but need not, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on other prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment.  All moneys paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees, and any other money advanced by Mortgagee to protect the Premises and the lien hereof, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at the Default Rate until paid.  Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any default on the part of Mortgagor.

35.

Mortgagor's Additional Duties to Maintain the Premises

.  Mortgagor covenants and agrees to keep the buildings, improvements and Equipment on the Premises with any material value in good repair, pay all operating costs thereof and shall neither suffer nor commit any waste on or to the Premises, and if Mortgagor fails to make any such repairs or suffers or commits waste, Mortgagee may elect to make such repairs or eliminate such waste, and the cost thereof shall be so much additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at the Default Rate until paid.  In addition, Mortgagor shall not suffer nor permit any mechanic's lien or other liens to attach to or be filed or recorded against the Premises, the same being deemed a default hereunder, unless Mortgagor shall in good faith and with due diligence, contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of such lien or liens so contested; provided that, pending any such legal proceedings Mortgagor shall give Mortgagee such security as may be deemed satisfactory to Mortgagee to insure payment of the amount of such lien or liens and all interest and penalties thereon.  If, at any time during the continuance of such contest, the Premises or any part thereof is, in the judgment of Mortgagee, in danger of being forfeited or lost, Mortgagee may use such security for the payment of such lien or liens.

36.

Duty to Replace Fixtures and Equipment

.  Mortgagor shall replace all broken glass with glass of the same size and quality as that broken, and will replace all damaged heating, plumbing, electrical and air-conditioning fixtures and other Equipment with other of equal quality and will keep the Premises, buildings and improvements thereon in clean and healthful condition according to all applicable governmental regulations and ordinances and the direction of the proper public officers pending final payment to Mortgagee.  Mortgagor further agrees to promptly replace with items of equal quality, any and all items of personal property that wear out during the course of the term of this Mortgage.  Mortgagor shall keep the Premises, buildings and improvements thereon free from any and all code violations and shall promptly correct or commence to correct with due diligence the same within thirty (30) days after notice of any such violations.  Mortgagor further agrees that any items used by Mortgagor in replacement of any of the foregoing items of personal property, fixtures or Equipment shall be new and shall be fully paid upon installation and shall not be purchased or leased under any title retention contract or agreement whatsoever.  All such replacement items shall be subject to the lien of this Mortgage and Mortgagee shall have a security interest in all such replacement items.

37.

Hold Harmless

.  Mortgagor covenants and agrees that it will defend, save and keep Mortgagee forever harmless and indemnified against and from any and all penalties, damages, liabilities, defenses, judgments, expenses and charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Mortgagor or those holding under Mortgagor, and that Mortgagor will at all times defend, save and keep Mortgagee forever harmless and indemnified against and from any and all loss, cost, damage, liability, judgment and expense arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever, and will defend, save and keep Mortgagee forever harmless and indemnified against and from any and all claims and against and from any and all loss, cost, damage, liability, judgment and expense arising out of the failure of Mortgagor in any respect to comply with and perform any of the requirements and provisions of this Mortgage.  In the event the Mortgagee suffers any loss, cost, damage, liability, judgment or expense as a result of the exercise by it of any of the rights and privileges accruing to it hereunder because of the Mortgagor's default hereunder or under the Note secured hereby or under the Other Loan Documents, then and in that event, Mortgagor shall be fully responsible for same and the same shall be immediately paid to the Mortgagee upon demand together with interest thereon at the Default Rate from the date on which same was incurred, and all such amounts shall be secured by the lien hereof.

38.

Tenant Security Deposits

.  Mortgagor covenants and agrees to make prompt payment of any amount of security deposit, as the tenants of the Premises become entitled thereto, and hereby agrees to save and keep Mortgagee forever harmless and indemnified against any claim, judgment, liability or expense, including attorneys' fees, therefor made by any such tenants.

39.

Performance of Lessor's Duties and Compliance With Documents of Record

.  Mortgagor covenants and agrees that it will faithfully observe and perform all obligations to be observed and performed by the lessor under all present leases and any future leases affecting the Premises, such present and future leases to include all residential and commercial leases and all laundry room and equipment leases, if any, and all service contracts and concession agreements.  Mortgagor further covenants and agrees that Mortgagor will observe and perform all obligations to be observed and performed by the owner of the Premises under any document or instrument which may be from time to time of record and which may affect title to the Premises.  In the event the Mortgagor for any reason fails to observe and perform any of such obligations, the Mortgagee may, but need not, perform same and the cost incurred by the Mortgagee in so doing shall constitute so much additional indebtedness secured hereby and shall become immediately due and payable without notice and with interest thereon at the Default Rate until paid.

40.

Assignment of Leases and Rents and Sales Contracts

.  Mortgagor shall have the right to enter into leases and other agreements with regard to the development of the Premises without the prior consent of Mortgage, provided that Mortgagor shall promptly notify Mortgagee after entering into any such agreement. T o further secure the indebtedness hereby secured, Mortgagor hereby sells, assigns and transfers unto Mortgagee all of the rents, leases, issues and profits now due and which may hereafter become due under or by virtue of any leases which may have been heretofore or may be hereafter made or agreed to by Mortgagor or the beneficiary or beneficiaries of Mortgagor or the agents of any of them or which may be made or agreed to by Mortgagee under the powers herein granted, it being the intention hereby to establish an absolute transfer and assignment of all such rents, leases, issues and profits thereunder, to Mortgagee.  Mortgagor hereby irrevocably appoints Mortgagee its agent in its name, place and stead (with or without taking possession of the Premises as provided in this Mortgage) to rent, lease or let all or any portion of the Premises to any party or parties at such rental and upon such terms as said Mortgagee shall, in its discretion, determine, and to collect all of the rents, issues and profits arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the leases, written or oral, or other tenancy existing, or which may hereafter exist on the Premises, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as Mortgagee would have upon taking possession pursuant to the provisions of this Mortgage.  Mortgagor represents and agrees that no rent has been or will be paid by any person in possession of any portion of the Premises for more than one installment in advance and that the payment of none of the rents to accrue for any portion of said Premises has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by Mortgagor.  Mortgagor waives any rights of set off against any person in possession of any portion of the Premises.  Mortgagor agrees that it will not assign any of the rents or profits of the Premises, except to Mortgagee or a purchaser or grantee of the Premises if so permitted by Mortgagee.  Nothing herein contained shall be construed as constituting Mortgagee a mortgagee in possession in the absence of the taking of actual possession of the Premises by Mortgagee pursuant to the provisions of this Mortgage.  In the exercise of the powers herein granted Mortgagee, no liability shall be asserted or enforced against Mortgagee, all such liability being expressly waived and released by Mortgagor.  Mortgagor further agrees to assign and transfer to Mortgagee all future leases upon all or any part of the Premises and to execute and deliver, at the request of Mortgagee, all such further assurances and assignments in the Premises as Mortgagee shall from time to time require.  Although it is the intention of the parties that the assignment contained in this Article shall be a present assignment, it is expressly understood and agreed, anything herein contained to the contrary notwithstanding, that Mortgagee shall not exercise any of the rights or powers conferred upon it by this Article until a default shall exist under this Mortgage and notice (if required) and the applicable grace periods (if any) shall have expired.  From time to time, upon request Mortgagor will furnish Mortgagee with executed copies of each of the Leases.  In the event Mortgagee requires that Mortgagor execute and record a separate collateral assignment of rents or separate assignments of any of the leases to Mortgagee, the terms and provisions of those assignments shall control in the event of a conflict between the terms of this Mortgage and the terms thereof.

41.

Security Agreement, UCC Financing Statements and Other Instruments

.  This Mortgage, to the extent that it conveys or otherwise deals with personal property (tangible and intangible) or with items of personal property which are or may become fixtures, shall also be construed as a security agreement under the Uniform Commercial Code as in effect in the state in which the Premises are located, and this Mortgage constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of the County in which the Premises are located with respect to any and all fixtures included within the term "Equipment" as used herein and with respect to any other personal property that may now be or hereafter become such fixtures.  At the request of Mortgagee, Mortgagor shall execute and deliver, in form and substance satisfactory to Mortgagee, a Security Agreement and Uniform Commercial Code Financing Statements, in multiple counterparts, covering the fixtures, chattels, and articles of personal property subject to the lien of this Mortgage.  In the event Mortgagee requires that Mortgagor execute and record a separate Security Agreement and Uniform Commercial Code Financing Statements, the terms and provisions of those instruments shall control in the event of a conflict between the terms of this Mortgage and the terms thereof.  Mortgagor shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, conveyances, notes, mortgages, security agreements, financing statements and assurances as Mortgagee shall require for accomplishing the purpose of this Mortgage.  Without limitation of the foregoing, Mortgagor shall assign to Mortgagee, upon request, as further security for the indebtedness secured hereby, Mortgagor's interests in all agreements, contracts, licenses and permits affecting the Premises, such assignments to be made by instruments satisfactory to Mortgagee, but no such assignment shall be construed as a consent by the Mortgagee to any agreement, contract, license or permit or to impose upon Mortgagee any obligations with respect thereto.

42.

Litigation Expenses

.  Mortgagor shall pay to Mortgagee all costs and expenses, including reasonable attorney's fees, incurred by Mortgagee in any action or proceeding to which Mortgagee may be made a party by reason of being a party to this Mortgage, and Mortgagor will pay to Mortgagee all costs and expenses, including reasonable attorney's fees, incurred by Mortgagee in enforcing any of the terms, covenants and provisions of this Mortgage or the Note or the Other Loan Documents and incurred in any action brought by Mortgagee against Mortgagor on account of the terms, covenants or provisions hereof or of the Note or the Other Loan Documents, and all such costs, expenses and reasonable attorney's fees may be included in and form a part of any judgment entered in any proceeding brought by Mortgagee against Mortgagor on or under this Mortgage.

43.

Late Payments-Mortgagee's Rights

.  If Mortgagor is late in the making of any payment due under the Note secured hereby, Mortgagee shall have the right to increase the interest rate under the Note to the Default Rate until the default in payment is cured, charge a late payment fee equal to five percent (5%) of the delinquent payment and accelerate the principal balance and all accrued and unpaid interest due under the Note, all as provided in the Note.

44.

Continuation of Mortgagor's Obligations

.  The obligations of Mortgagor under this Mortgage, and the Note it secures shall continue until the entire debt evidenced hereby and all other amounts that may become due hereunder, are paid, notwithstanding any action or actions of partial foreclosure which may be brought to recover any amount or amounts for installments of principal, interest, taxes, assessments, water rates, insurance premiums or other payments due and payable under the terms, covenants and provisions of this Mortgage.

2)

Due on Sale and Due on Further Encumbrance Provisions, Additional Causes for Acceleration.  The entire principal sum together with accrued and unpaid interest thereon and any additional sums which this Mortgage secures, shall also become immediately due and payable, at the option of the Mortgagee (a) If the Premises, buildings and improvements thereon, or any part thereof or any interest therein is conveyed, sold (including a sale on an installment basis or pursuant to so-called "articles of agreement"), transferred, leased (other than as permitted in the Construction Loan Agreement), encumbered or assigned in any manner whether voluntarily or involuntarily without the prior written consent of the Mortgagee; or (b) intentionally deleted; (c) With respect to Mortgagor in the event that any interest in Mortgagor is conveyed, sold, transferred, leased, encumbered, pledged as collateral or assigned, in any manner whether voluntarily or involuntarily without the prior written consent of the Mortgagee; or (d) If within ninety (90) days of the death, incompetency, or discharge of any party personally liable for payment of the Note secured hereby, whether as a maker or guarantor, there is not delivered to the Mortgagee an unconditional guaranty of the Note and this Mortgage prepared on a form approved by the Mortgagee, of a person whose financial reliability has been demonstrated to and approved by the Mortgagee; or (e) Mortgagor, or any member of Mortgagor, or any person, firm, partnership, venture (and in the case of a partnership or venture, a general partner or a venturer thereof), trust, limited liability company or corporation at any time guarantying all or any part of the indebtedness hereby secured (a "Guarantor") becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee, custodian or receiver for the major part of its property or such a trustee, custodian or receiver is appointed for Mortgagor, any member of Mortgagor, or any Guarantor or for the major part of the properties of any of them and is not discharged within forty-five (45) days after such appointment, or if bankruptcy, reorganization, arrangement, insolvency, readjustment, liquidation, dissolution or other proceedings for relief under any present or future bankruptcy law or laws or other statute, law or regulation for the relief of debtors are instituted by or against Mortgagor, any member of Mortgagor, or any Guarantor and if instituted against any such party are consented to or acquiesced in or are not dismissed within forty-five (45) days after such institution, or if Mortgagor, any member of Mortgagor, or any Guarantor takes any action to initiate or further any of the foregoing; or (f) Any event occurs or condition exists which is specified as an event of default in any separate assignment of leases and/or rents securing the Note or of any other instrument or document securing the Note or relating thereto; or (g) Any financial or other information submitted to Mortgagee by any Guarantor or submitted by Mortgagor, or any officers or members of Mortgagor, proves untrue in any material respect; or (h) The Premises are abandoned; or (i) Mortgagor or any officers or members of Mortgagor are dissolved; or any of the individual or individuals, entity or entities as of the date hereof comprising the managing member(s), controlling shareholder(s) or controlling member(s) of Mortgagor, cease to be managing member(s), controlling shareholder(s) or controlling member(s) other than by death or adjudicated incompetence; or (j) There shall be any change of the management agent or manager, or termination of the management contract for the Premises without Mortgagee's prior written consent; or (k) Mortgagor shall fail to maintain its existence or shall merge into or consolidate with any other corporation, firm, partnership, joint venture or limited liability company; convey, transfer, lease or otherwise dispose of all or substantially all of its property, assets or business; assume, guarantee or become primarily or contingently liable on any indebtedness or obligation of any other person, corporation, firm, partnership, joint venture or limited liability company, without prior written consent from Mortgagee.

46.

Future Advances

.  This Mortgage is given to secure payment of the Note, whether the entire amount thereof shall have been advanced to the Mortgagor at the date hereof, or at a later date, or not at all, and to secure the payment and performance of all other liabilities and obligations of Mortgagor under the Note or under any other loan documents made in connection with the Note or this Mortgage and any other amount of amounts that may be added to the indebtedness secured hereby under the terms of this Mortgage, all of which indebtedness being equally secured with and having the same priority as any amounts advanced at the date hereof.  Pursuant to Section 697.04, Florida Statutes, it is agreed that any future advances made by Mortgagee to or for the benefit of Mortgagor from time to time under this Mortgage or other aforesaid loan documents within and whether or not such advances are obligatory or are made at the option of Mortgagee, or otherwise, made at any time from the date of this Mortgage, and all interest accruing thereon, shall be equally secured by this Mortgage and have the same priority as all amounts, if any, advanced as of the date hereof and be subject to all of the terms and provisions of this Mortgage with the proviso that (i) the aggregate amount of the indebtedness secured hereby together with all such additional sums advanced shall not exceed FORTY FOUR MILLION DOLLARS ($44,000,000.00), and (ii) such advances are made within twenty (20) years after the date of this Mortgage.

47.

Notices

.  Any notice request or demand to be given hereunder shall be in writing, and shall be deemed to have been given when personally delivered, deposited for delivery with an overnight courier service such as Federal Express, or placed in the United States mail with proper registered or certified postage prepaid, return receipt requested, and in all cases addressed to the party concerned at the address shown below:

To Mortgagee:	To Mortgagor:
IA Orlando Sand, L.L.C. c/o Inland American Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: Roberta Matlin	Fourth Quarter Properties 124, LLC 45 Ansley Drive Newnan, Georgia 30263 Attn: Stanley E. Thomas

With a copy to:	With a copy to:
The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: Robert Baum, Esq., General Counsel	Jeffrey F. Montgomery Cushing, Morris, Armbruster & Montgomery, LLP Suite 2110 Peachtree Center International Tower 229 Peachtree Street, N.E. Atlanta, Georgia 30303

provided, however, that each of the foregoing addresses for notice may be changed from time to time by notice given to the other party, in the manner herein provided for.

48.

Successors and Assigns

.  Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and subsequent owners of the Premises; and all the terms, covenants and provisions in this Mortgage contained by or on behalf of Mortgagor, or by or on behalf of Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

49.

Headings

.  The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

50.

Assignment by Mortgagee

.  This Mortgage may be assigned by the Mortgagee at any time and without notice to or prior approval of Mortgagor, its successors or assigns or grantees.  The word "Mortgagee," when used herein, shall include the successors and assigns of the original Mortgagee named on the first page hereof, and the holder or holders, from time to time, of the Note.  However, whenever the Note is sold and the purchaser assumes the obligations of the Mortgagee hereunder, each prior holder shall be automatically freed and relieved, on and after the date of such sale, of all liability with respect to the performance of each covenant and obligation of the Mortgagee hereunder thereafter to be performed, provided that any monies which are then held by the seller of the Note and in which the Mortgagor has an interest are paid or credited to the purchaser of the Note.

51.

Intentionally Omitted

.

52.

No Merger

.  This Mortgage and the lien hereof shall not merge in fee simple title to the Premises, unless a contrary intent is ever manifested by Mortgagee as evidenced by an express statement to that effect in an appropriate document duly recorded.  Therefore, it is hereby understood and agreed that should Mortgagee acquire any additional or other interests in or to the Premises or the ownership thereof, then this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

53.

Jurisdiction

.  This Mortgage and the Other Loan Documents shall be construed for all purposes and enforced in accordance with the laws of the State of Florida.  If any term, covenant or provision of this Mortgage shall be held to be invalid, illegal, or unenforceable in any respect, this Mortgage shall be construed without such terms, conditions or provisions and remain in full force and effect.  Without limiting the right of the Mortgagee hereof to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to this Mortgage (an "Action") in the courts of other jurisdictions, the undersigned hereby irrevocably submits to the jurisdiction of any Florida state court sitting in Orange County, Florida, or federal court sitting in the Middle District of Florida; and the undersigned hereby irrevocably agrees that any Action may be heard and determined in any such state court or in either such Federal court.  The undersigned hereby irrevocably waives, to the fullest extent possible, the defense of an inconvenient forum to the maintenance of any Action in any jurisdiction.  The undersigned hereby irrevocably agrees that the summons and complaint or any process in any Action in any jurisdiction may be served on the undersigned by mailing to the address of the undersigned set forth herein or by hand delivery to a person of suitable age and discretion at the undersigned's address set forth herein.  Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law.  The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.  Both the undersigned and the holder hereof hereby irrevocably waive all rights to trial by jury in any Action proceeding or counterclaim arising out or relating to this Mortgage, the Note and/or any other document executed in connection herewith or therewith.

54.

Hazardous Substances, Products and Wastes

.  Subject to those matters disclosed in the environmental reports provided to Mortgagee by Mortgagor, Mortgagor shall cause the Premises to be at all times kept free of any and all substances, products, wastes and/or contaminants which may not lawfully be maintained on or in the Premises pursuant to any law, statute, ordinance, rule or regulation of any state, federal or other authority, whether presently existing or hereafter enacted or adopted, or the presence of which, in the reasonable estimation of the Mortgagee, is harmful or injurious to occupants and tenants of the Premises or others (such substances, products, wastes and/or contaminants being hereinafter called "Hazardous Substances").  In the event the Mortgagor fails at all times to keep the Premises free of any and all such Hazardous Substances, the Mortgagee may, but shall not be obligated to, enter upon the Premises and remove therefrom any and all Hazardous Substances, and the costs incurred by the Mortgagee in so doing shall be paid by the Mortgagor to the Mortgagee upon demand together with interest thereon at the Default Rate, and all such amounts, together with such interest, shall be secured by the lien hereof.  The Mortgagor hereby grants to the Mortgagee, its agents, employees and independent contractors, and to its successors and assigns, an irrevocable easement and right of access over and upon the Premises to remove any Hazardous Substances therefrom and agrees to forever defend, indemnify, save and hold the Mortgagee, its agents, employees and independent contractors harmless from any and all claims, damages, liabilities, judgments, loss, costs and expenses, including attorney's fees, arising in connection therewith and, in addition, the Mortgagor agrees to forever defend, save, indemnify and hold the Mortgagee, its agents, employees and independent contractors harmless from any claims, damages, liabilities, judgments, costs and expenses, including attorney's fees, arising in any way in connection with or as a result of the existence at or in the Premises of any Hazardous Substances.  If Mortgagee shall have a reasonable basis to believe that the provisions of this paragraph are being violated, then upon the Mortgagee's request, at any time and from time to time while this Mortgage is in effect, the Mortgagor agrees that it will provide, at the Mortgagor's sole cost and expense, an inspection or audit of the Premises prepared by an engineering or consulting firm approved by the Mortgagee indicating the presence or absence of Hazardous Substances on or in the Premises.  If the Mortgagor fails to provide such inspection or audit within thirty (30) days of such request, the Mortgagee may obtain same and hereby grants to the Mortgagee and its employees, independent contractors and agents an easement over and right of access to the Premises for the purpose of conducting such inspection or audit and the cost thereof shall immediately upon demand be paid by the Mortgagor to the Mortgagee together with interest thereon at the Default Rate, and the same shall be deemed secured by the lien hereof.  Mortgagor hereby covenants and agrees to defend, indemnify and save harmless Mortgagee, its officers, directors, employees, agents, attorneys, successors and assigns against and from any and all damages, losses, liabilities, obligations, claims, litigation, demands, defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses (including without limitation attorneys' and experts' fees and expenses, clean-up costs, waste disposal costs and those costs, expenses, penalties and fines within the meaning of The Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee and arising from any violation or alleged violation of environmental laws, or environmental problems or other environmental matters, including without limitation matters arising out of any breach of Mortgagor's foregoing representations and warranties, whether any such matters arise before or after delivery of this Mortgage, Mortgagee's taking possession of or operating any of the Premises or Equipment or foreclosure of this Mortgage (or delivery of a deed in lieu thereof or similar actions to the same effect).

55.

Mortgagee's Lien for Service Charge and Expenses

.  At all times, regardless of whether any loan proceeds have been disbursed, this Mortgage secures (in addition to any loan proceeds disbursed from time to time) the payment of any and all loan commissions, service charges, liquidated damages, and all advances due to or incurred by Mortgagee, pursuant to the Note and the Other Loan Documents.

56.

Permitted Contests

.  Mortgagor shall have the right to contest in good faith and with reasonable diligence the validity of any impositions, tax assessments, or mechanics' liens or claims upon furnishing (a) to the title insurance company approved by Mortgagee such security or indemnity as it may require to induce the title insurance company to issue its title insurance commitment or its mortgage title insurance policy insuring against all such claims or liens, in form satisfactory to Mortgagee and (b) to Mortgagee such other security with respect to such lien or claim as may be acceptable to Mortgagee.

57.

Intentionally Deleted

.

58.

Legal Construction.

i.

Mortgagor and Mortgage agree that, except as otherwise set forth below, the laws of the State of Florida shall govern the rights and duties of the parties hereto and the validity, construction, enforcement and interpretation of this Mortgage.

The parties agree that Mortgagee may enforce its rights under the Loan Documents, including, but not limited to, its rights to sue the undersigned or to collect any outstanding indebtedness, in accordance with applicable law.

B.

Nothing in this Mortgage, the Note or in any other agreement between the Mortgagor and the Mortgagee shall require the Mortgagor to pay, individually or together, or the Mortgagee to accept, interest in an amount which would subject the Mortgagee to any penalty under applicable law.  In the event that the payment of any interest due hereunder or under the Note or any such other agreement would subject the Mortgagee to any penalty under applicable law, then ipso facto the obligations of the Mortgagor to make such payment shall be reduced to the highest rate authorized under applicable law.

59.

OFAC

.   Mortgagor represents and covenants that it is not and will not become a person (individually, a “Prohibited Person” and collectively “Prohibited Persons”) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, U.S. Department of the Treasury (the “OFAC List”) or otherwise subject to any other prohibitions or restrictions imposed by laws, regulations or executive orders, including Executive Order No. 13224, administered by OFAC (as may be amended from time to time, collectively the “OFAC Rules”). Mortgagor represents and covenants that it also (i) is not and will not become owned or controlled by a Prohibited Person, (ii) is not acting and will not act for or on behalf of a Prohibited Person, (iii) is not otherwise associated with and will not become associated with a Prohibited Person, (iv) is not providing and will not provide any material, financial or technological support for or financial or other service to or in support of acts of terrorism or a Prohibited Person.  Mortgagor will not transfer any interest in Mortgagor to or enter into a Lease with any Prohibited Person.  Mortgagor shall immediately notify Mortgagee if Mortgagor has actual knowledge (after commercially reasonable due diligence and inquiry) that any Guarantor or any member or beneficial owner of Mortgagor or Guarantor is or becomes a Prohibited Person or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  Mortgagor will not enter into any lease or undertake any activities related to this Agreement in violation of the federal Bank Secrecy Act (as amended from time to time, the “BSA”), 31 U.S.C. §5311, et seq. or any federal or state laws, including but not limited to 18 U.S.C. §§ 1956, 1957 and 1960, prohibiting money laundering and terrorist financing (as amended from time to time, collectively the “Anti-Money Laundering Laws”). Mortgagor shall provide information as Mortgagee may require from time to time to permit Mortgagee to satisfy its obligations under the OFAC Rules and/or the Anti Money Laundering Laws.  Mortgagor shall immediately notify Mortgagee if to Mortgagor’s actual knowledge (after commercially reasonable due diligence and inquiry) any Tenant becomes a Prohibited Person or (A) is convicted of, (B) pleads nolo contendere to, (C) is indicted on, or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  In addition to the foregoing, Mortgagor agrees to indemnify, defend and hold harmless Mortgagee for any actual Losses suffered or incurred (as applicable) by Mortgagee if Mortgagor does not company with this Section 4.1.36 or any of the provisions and requirements of the OFAC Rules, BSA and/or Anti Money Laundering Laws.

60.

Waiver of Jury Trial

A.

.  MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE, THE NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS MORTGAGE, THE NOTE OR THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR THE PREMISES (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS MORTGAGE, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS MORTGAGE, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS FRAUDULENTLY INDUCED OR ARE OTHERWISE VOID OR VOIDABLE); THIS WAIVER BEING A MATERIAL INDUCEMENT FOR MORTGAGEE TO ACCEPT THIS MORTGAGE.

IN WITNESS WHEREOF, Mortgagee caused this Mortgage to be executed and delivered as of the day and year first above written.

WITNESSES: /s/ G. Lama Maddox Print Name: G. Lama Maddox /s/ Deidra Willis_______________ Print Name: Deidra Willis	Fourth Quarter Properties 124, LLC, a Georgia limited liability company By: /s/ Stanley E. Thomas_________ Stanley E. Thomas Its: Sole Member

STATE OF Georgia	)
): SS
COUNTY OF Coweta	)

The foregoing instrument was acknowledged before me on this 3 day of October, 2006, by Stanley E. Thomas, as sole member of Fourth Quarter Properties 124, LLC, a Georgia limited liability company, on behalf of said entities.  He personally appeared before me, and is personally known to me or produced a current _________________________ as identification.

Notary:/s/ Lila M. Echols
[NOTARIAL SEAL]	Print Name: Lila M Echols
Notary Public, State of Georgia
My Commission expires:4/11/2009

EXHIBIT "A"

From the Northeast corner of Section 31, Township 23 South, Range 29 East run South 00 degrees 14 minutes 20 seconds East 150.00 feet along the East boundary of the Northeast 1/4 of said Section 31 to a point on the south right-of-way line of State Road 482 (Sand Lake Road) as described in Official Records Book 223, Page 321 of the Public Records of Orange County, Florida; thence run South 89 degrees 32 minutes o7 seconds West 200.00; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angel of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 169.47 feet to the POINT OF BEGINNING; thence run North 89 degrees 54 minutes 59 seconds West 490.79 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 722.82 feet; thence run South 72 degrees 24 minutes 46 seconds East 213.71 feet to the beginning of a non-tangent curve concave Southwesterly and having a radius of 679.60 feet; thence from a tangent bearing of South 72 degrees 48 minutes 40 seconds East run Southeasterly 288.19 feet along the arc of said curve through a central angle of 24 degrees 17 minutes 49 seconds to the end of said curve and the beginning of a non-tangent curve concave Southwesterly and having a radius of 508.17 feet; thence from a tangent bearing of South 45 degrees 29 minutes 25 seconds East run Southeasterly 250.01 feet along the arc of said curve through a central angle of 28 degrees 11 minutes 19 seconds to the end of said curve and the beginning of a non-tangent curve concave Northwesterly and having a radius of 285.52 feet; thence from a tangent bearing of South 17 degrees 58 minutes 40 seconds East run Southwesterly 339.86 feet along the arc of said curve through a central angle of 68 degrees 11 minutes 58 seconds to the end of said curve and the Point of Beginning.

CONTAINING:  7.860 acres, more or less.

A-1